Exhibit 99.3

To: All Dril-Quip Employees

From: Dril-Quip CEO

Date: March 18, 2024

Subject Line: Our Combination with Innovex

Dear Dril-Quip Team,

I am excited to share with you that Dril-Quip has agreed to combine with Innovex, a leading global provider of mission-critical technologies and services across the well lifecycle for the oil and gas industry, in a merger that will create a unique energy industrial platform with durable margins, low capital intensity and the potential for superior returns on capital throughout industry cycles. To learn more about the merger and the benefits we believe it will deliver, please refer to the press release attached as well as a video message featuring Kyle McClure and me, accessible here. The combination with Innovex is a significant milestone for our company and a testament to the hard work of our teams.

As we have discussed, scale is critical to our continued success, and this combination aligns well with our growth strategy, building on our recent successful acquisition of Great North. It more than doubles our revenue size and more than triples our earnings power. Importantly, it will enable us to send more products and services across our locations worldwide and better utilize these locations to their fullest. Additionally, our enhanced scale will allow us to deliver greater value to customers and have a larger presence in international locations. It also should make us a more attractive investment to a wider range of investors.

Innovex is the ideal partner for us in this next chapter. Their capabilities and geographic presence complement our own, and together, we will have a diversified presence across key markets worldwide and balanced exposure across both long- and short-cycles within the energy industry. They are world-class operators, led by a strong management team with a track record of driving product innovation, high-quality customer service and profitable growth. More than half of Innovex’s business is in the Lower 48 Land markets and, as a combined company, we’ll have a curated portfolio of high-margin products and services, a highly complementary geographic footprint around the world, and an even stronger balance sheet.

Like us, they’re focused on supporting and empowering their team members. I am confident that Innovex’s approach aligns well with our values and culture, and that together, we will be well positioned to better compete in a dynamic, global market. In fact, Innovex’s guiding principle is its “No Barriers” culture, which emphasizes close collaboration between employees and customers to achieve operational excellence and relentless innovation that meets customers’ needs.

Upon the completion of the transaction, which we expect to take place in the third quarter of this year, the combined company’s management team will be led by Innovex CEO, Adam Anderson, and Innovex CFO, Kendal Reed, with the remainder of the leadership team and Board of Directors including representatives from both Dril-Quip and Innovex. Our current Chairman of the Board, John V. Lovoi, will serve as the Chairman of the combined company’s Board. The leadership and Board appointments will be announced as we approach closing. Importantly, I know that Innovex recognizes and values the strong reputation of Dril-Quip’s technology, brand and expertise.

The name of the combined company will be changed to Innovex International, Inc., and its common stock is expected to trade on the New York Stock Exchange under a new ticker symbol. Dril-Quip’s offshore products will retain their current brand names within the combined company.

I understand that you’ll likely have questions about this announcement. Tomorrow at an all-employee town hall, we’ll have the opportunity to introduce Adam and Kendal. Both of our leadership teams will also visit various offices around the globe to meet with you all in person in the coming days and weeks.

It is still early days and at this point, we do not have any changes to communicate to you. Over the coming months, as we work through integration and have a clearer plan, we will communicate any relevant updates to you directly. In the meantime, Dril-Quip and Innovex must continue to operate as two separate companies, and we should remain focused on our day-to-day priorities and continue to deliver on the commitments we have made to our customers.

We anticipate that this announcement may garner news attention. Should a reporter contact you, please refrain from commenting and instead pass along the inquiry to Erin Fazio at erin_fazio@dril-quip.com.

Thank you for your continued dedication to our business, and I hope you share my enthusiasm for this next chapter in Dril-Quip’s journey.

Best regards,

Jeffrey Bird

Cautionary Statement Regarding Forward-Looking Statements

Statements contained herein relating to future operations and financial results or that are otherwise not limited to historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended, including, but not limited to, those related to projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Dril-Quip’s and Innovex’s businesses and future financial and operating results, the combined company’s projected revenues, business, investment and employee opportunities, and the closing date for the proposed transaction are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Dril-Quip’s and Innovex’s control. These factors and risks include, but are not limited to: the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, risks related to the proposed transaction, including, the prompt and effective integration of Dril-Quip’s and Innovex’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Dril-Quip’s and Innovex’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction related issues, the impact of general economic conditions, including inflation, on economic activity and on Dril-Quip’s and Innovex’s operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, Dril-Quip’s and Innovex’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in Dril-Quip’s public filings with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any such statements are not guarantees of future performance and actual outcomes may vary materially from those indicated.

Important Information for Stockholders

In connection with the proposed merger, Dril-Quip intends to file with the SEC, a registration statement on Form S-4 that will include a proxy statement/prospectus. Dril-Quip may also file other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Dril-Quip may file with the SEC. The definitive proxy statement/prospectus (if any when available) will be mailed to the stockholders of Dril-Quip. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED BY DRIL-QUIP WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Dril-Quip, Innovex and the proposed merger once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Additional information is available on Dril-Quip’s website, www.dril-quip.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Dril-Quip and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Dril-Quip’s directors and executive officers including a description of their interests in Dril-Quip is included in Dril-Quip’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Innovex and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dril-Quip stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC.

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